YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Short-Intermediate Government Fund. For the 12-month reporting period ended November 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 7.21%.* Income dividends paid from net investment income during the period amounted to approximately $0.746, representing a distribution rate per share of 6.85%.**

ECONOMIC  REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower level established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S. economy that had been growing rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in Europe as well as the U.S.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

  The flight to quality as investors scrambled for a safe haven in 1998 propelled yields significantly lower. The 30-year Treasury bond began the year yielding 5.925% and ended the year yielding 5.096%. At one point, yields on the same issue reached 4.72%, which was at the peak of fear. Investors apparently were inclined to accept these significantly lower yields for Treasuries in order to lessen quality risk.

  To put in perspective the amount of fear that was present in the market, you can look at quality spreads. Quality spreads are the difference in yield between Treasury yields and other investment grade securities like corporate bonds, mortgage-backed, and agency securities. In October, these quality spreads became as wide as those last seen in the early 1990s during a recession. They have since recovered somewhat.

PORTFOLIO OVERVIEW

  Given the market environment, we kept the Fund at an effective duration of approximately three years. This worked out well for the Fund, as rates did decline, which increased the value of our portfolio.

  Our allocation to mortgage-backed securities was minimal for most of 1998, except in cases of specific opportunities. One of those opportunities was the GNMA adjustable rate mortgage (ARM) position we have written about before. Because of a lack of new supply, ARM mortgages had a scarcity premium attached to them, so this position worked out quite well. However, mortgage-backed securities in general were under pressure throughout the year as prepayment fears increased in step with the fall in interest rates. Normally homeowners will wait to see how low rates will go before refinancing, but at the point rates turn around there is usually a massive rush to file refinancing applications. We believe the market has already seen that occur, with more fear in the mortgage market now than there should be.

  Agency securities were also hurt during the spread widening we spoke about as happening last October. At the end of the Fund's fiscal period, agencies' yields were attractive compared to Treasuries.

  At the end of the Fund's fiscal year, the Treasury component of this Fund was allocated to, in market parlance, off-the-run (OTR) Treasuries (which generally, include any Treasury not recently issued in the auction process.) In particular, higher coupon issues became dramatically cheaper during the peak of crisis in October. There are a number of reasons for this including: (1) OTR issues generally are considered less liquid than recent issues, so they will tend to yield more; (2) they are also typically used as collateral with institutions like hedge funds. In essence, when some of these hedge funds came under pressure to close down recently, the collateral held in their accounts was sold; (3) last, when investors move out of other markets, they generally buy the most current Treasury security issued.

  During the year, our biggest miss was the Treasury Inflation Protected Securities (TIPS) market. While TIPS are theoretically cheap, as we had written, the marketplace could not focus on inflation protection during a time when it seemed that a deflationary crisis was looming everywhere.

               Very truly yours,



               [Gerald E. Thunelius signature]


               Gerald E. Thunelius

               Portfolio Manager

December 15, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND                  NOVEMBER 30, 1998
-----------------------------------------------------------------------------

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S.
                   TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX

                                    Dollars

$20,941

Dreyfus Short-Intermediate Government Fund

$20,335

Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------


                      One Year Ended                   Five Years Ended                  Ten Years Ended
                     November 30, 1998                 November 30, 1998                November 30, 1998
                   ____________________             ____________________          __________________________
                            7.21%                            5.64%                            7.67%

------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on 11/30/88 to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. Under normal market conditions, the Fund invests in a portfolio of securities that has an effective duration of approximately three years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                       NOVEMBER 30, 1998


                                                                                                    Principal

Bonds and Notes--98.9%                                                                              Amount          Value
-------------------------------------------------------                                         ______________   _____________
U.S. GOVERNMENT AGENCY--21.9%

FICO Coupon Strips,
  Zero Coupon, 6/6/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 17,967,000     $ 16,657,924

Federal National Mortgage Association:
  Medium-Term Notes:
    5%, 10/2/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000        5,006,250
    5.90%, 7/9/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,500,000        7,589,475
    6.67%, 8/1/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000        7,305,550
  Notes:
    6.80%, 1/10/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000       10,648,900
    8.50%, 2/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         47,765,000       49,642,165

Tennessee Valley Authority,
  Notes, 5.375%, 11/13/2008  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000       10,034,000
                                                                                                                  ______________

                                                                                                                   106,884,264
                                                                                                                  ______________

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--4.6%

Federal Home Loan Mortgage, REMIC,
  Multiclass Mortgage Participation Ctfs.,
  Ser. 1978, Cl. PH, 7%, 1/15/2024
  (Interest Only Obligation)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,878,907 (a)      629,227

Federal National Mortgage Association:
  6%, 11/1/2012-11/1/2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,911,399       14,934,720
  9%, 7/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,936,621        6,313,181
  REMIC Trust, Gtd. Pass-Through Ctfs.,
    Ser. 1997-56 , Cl. PM, 7%, 6/18/2026
    (Interest Only Obligation)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000 (a)      427,920
                                                                                                                  ______________

                                                                                                                    22,305,048
                                                                                                                  ______________


U. S. TREASURY BONDS--56.8%

  11.75%, 2/15/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000        8,039,290
  13.125%, 5/15/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,600,000       22,246,344
  13.375%, 8/15/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000       10,978,920
  15.75%, 11/15/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16,400,000       21,409,544
  10.75%, 2/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         53,200,000       65,256,716
  10.75%, 5/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,500,000       15,473,875
  4.25%, 11/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000       49,449,000
  11.875%, 11/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000       39,307,800
  11.625%, 11/15/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,400,000       39,722,634
  5.25%, 11/15/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000        5,137,750
                                                                                                                  ______________

                                                                                                                    277,021,873
                                                                                                                  ______________

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             NOVEMBER   30,  1998

                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------                                        ______________     ______________

U.S. TREASURY COUPON STRIPS--1.7%

  Zero Coupon, 2/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 15,600,000     $   8,314,800
                                                                                                                  ______________

U.S. TREASURY NOTES--9.7%

  6.25%, 8/31/2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,274,500
  8%, 5/15/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        21,551,800
  6.625%, 6/30/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,242,300
  5.50%, 2/28/2003   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,315,500
                                                                                                                  ______________

                                                                                                                     47,384,100
                                                                                                                  ______________

U.S. TREASURY PRINCIPAL STRIPS--4.2%

  Zero Coupon, 8/15/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        13,252,200
  Zero Coupon, 5/15/2005   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         7,348,300
                                                                                                                  ______________


                                                                                                                     20,600,500
                                                                                                                  ______________


TOTAL BONDS AND NOTES
  (cost $484,732,449)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $482,510,585
                                                                                                                  ==============


SHORT-TERM INVESTMENTS--10.7%
-------------------------------------------------------

REPURCHASE AGREEMENTS;

Warburg, Dillon Read, 5.20%,
  dated 11/30/1998, due 12/1/1998 in the amount of $52,250,546
  (fully collateralized by $51,989,000 U.S. Treasury Notes,
  6%, 8/15/1999, value $53,288,725)
  (cost $52,243,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  52,243,000      $ 52,243,000
                                                                                                                  ==============


TOTAL INVESTMENTS
  (cost $536,975,449)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             109.6%      $534,753,585
                                                                                                      _______     ==============

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (9.6%)     $  (47,039,116)
                                                                                                      =======     ===============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $487,714,469
                                                                                                      =======      ==============


NOTES TO STATEMENT OF INVESTMENTS:
-----------------------------------------------------------------------------

(a)  Notional face amount shown.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                NOVEMBER   30,  1998

                                                                                                    Cost             Value
                                                                                                ______________   ______________
ASSETS:                          Investments in securities--See Statement of Investments
                                   (including Repurchase Agreements of
                                   $52,243,000)--Note 1(b) . . . . . . . . . . . . . . . .       $536,975,449      $534,753,585

                                 Receivable for investment securities sold . . . . . . . .                          133,789,223

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            5,747,987

                                 Receivable for shares of Beneficial Interest subscribed . .                            595,755

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               25,332
                                                                                                                 _______________

                                                                                                                    674,911,882
                                                                                                                 _______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              230,432

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            9,221,664

                                 Payable for investment securities purchased . . . . . . .                          175,653,232

                                 Payable for shares of Beneficial Interest redeemed  . . .                            1,982,716

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              109,369
                                                                                                                _______________

                                                                                                                    187,197,413

                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $487,714,469
                                                                                                                ================


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                        $ 524,501,296

                                 Accumulated undistributed investment income--net  . . . .                               31,317

                                 Accumulated net realized gain (loss) on investments . . .                          (34,596,280)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                           (2,221,864)
                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $487,714,469
                                                                                                                ===============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           45,066,243

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $10.82
                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED                                                     NOVEMBER 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $35,964,006

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .         $  2,381,444

                                 Shareholder servicing costs--Note 3(b)  . . . . .              672,655

                                 Prospectus and shareholders' reports  . . . . . .               67,979

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               59,797

                                 Trustees' fees and expenses--Note 3(c)  . . . . .               52,835

                                 Registration fees . . . . . . . . . . . . . . . .               40,309

                                 Professional fees . . . . . . . . . . . . . . . .               35,691

                                 Loan commitment fees--Note 2  . . . . . . . . . .                4,744

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                9,358
                                                                                           _____________

                                        Total Expenses . . . . . . . . . . . . . .                                  3,324,812
                                                                                                                ______________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 32,639,194
                                                                                                                 _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments:
                                    Long transactions  . . . . . . . . . . . . . .          $ 4,098,824
                                    Short sale transactions  . . . . . . . . . . .           (2,141,936)
                                                                                           _____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                  1,956,888

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .                                 (1,581,674)
                                                                                                                _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                    375,214
                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $33,014,408
                                                                                                                =============







                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended           Year Ended
                                                                                        November 30, 1998    November 30, 1997
                                                                                          ________________    ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  32,639,194       $  32,226,732

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .        1,956,888          (4,272,981)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .       (1,581,674)         (3,087,033)
                                                                                           _______________     _______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .       33,014,408          24,866,718
                                                                                           _______________     _______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (32,804,499)        (32,117,940)
                                                                                           _______________     _______________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      162,536,723         257,592,878

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26,502,951          25,557,245

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (189,707,314)       (357,046,165)
                                                                                           _______________     _______________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . . . .         (667,640)        (73,896,042)
                                                                                           _______________     _______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .         (457,731)        (81,147,264)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      488,172,200         569,319,464
                                                                                           _______________     _______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 487,714,469       $ 488,172,200
                                                                                           ===============     ================

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .    $     31,317        $     196,622
                                                                                           _______________     ________________


                                                                                               Shares             Shares
                                                                                          _______________     _______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14,998,195          23,825,894

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .        2,446,543           2,366,805

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (17,512,879)        (33,041,278)
                                                                                           _______________     _______________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .         (68,141)          (6,848,579)
                                                                                           ===============     ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                        Year Ended November 30,
                                                                              _________________________________________________

PER SHARE DATA:                                                         1998        1997        1996       1995        1994
                                                                      ________    ________    ________   ________    ________
   Net asset value, beginning of period  . . . . . . . . . . . . .     $10.82      $10.95      $11.06     $10.57      $11.45
                                                                      _______     _______     _______    _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .       .74         .66         .65        .73         .76

   Net realized and unrealized gain (loss) on investments  . . . .       .01        (.13)       (.11)       .49        (.82)
                                                                      _______     _______     _______    _______     _______

   Total from Investment Operations  . . . . . . . . . . . . . . .       .75         .53         .54       1.22        (.06)
                                                                      _______     _______     _______    _______     _______


   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .      (.75)       (.66)       (.65)      (.73)       (.76)

   Dividends from net realized gain on investments . . . . . . . .        --          --          --         --        (.06)
                                                                      _______     _______     _______    _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . .      (.75)       (.66)       (.65)      (.73)       (.82)
                                                                      _______     _______     _______    _______     _______


   Net asset value, end of period  . . . . . . . . . . . . . . . .    $10.82      $10.82       $10.95     $11.06      $10.57
                                                                      =======     =======     ========    =======    =======

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . .       7.21%       4.93%       5.08%     11.91%       (.57%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .        .70%        .74%        .74%      .66%         .47%

   Ratio of net investment income to average net assets  . . . . .       6.85%       6.13%       5.99%     6.73%        6.91%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . . . . .        --          .01%         --       .09%         .30%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .      902.14%     818.39%     594.44%   387.60%      695.60%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .    $487,714    $488,172    $569,319  $573,681     $496,513


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Short-Intermediate Government Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund' s Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $33,848,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. The carryover does

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not include net realized securities losses from November 1, 1998 through November 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004 and
$4,273,000 expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended November 30, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1998, the Fund was charged $308,601 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $199,879 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended November 30, 1998, the Fund was charged $59,797 pursuant to the custody agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A)  The  following  summarizes the aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended November 30, 1998:


                                                                                  Purchases       Sales
                                                                                _____________  _____________
Long transactions. . . . . . . . . . . . . . . . . . . . . . . . . .           $4,320,744,709  $4,319,361,435

Short sale transactions. . . . . . . . . . . . . . . . . . . . . . .              712,539,072    710,397,136
                                                                                _____________  ______________

   TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $5,033,283,781  $5,029,758,571
                                                                               ==============  ==============

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At November 30, 1998, there were no securities sold short outstanding.

  (B)   At   November  30  1998,  accumulated  net  unrealized  depreciation  on
investments   was   $2,221,864   consisting   of   $1,671,592  gross  unrealized
appreciation and $3,893,456 gross unrealized depreciation.

  At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statement of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                        (Ernst & Young LLP
                                         signature logo)

New York, New York

January 11, 1999



                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS SHORT-INTERMEDIATE

GOVERNMENT FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940









Printed in U.S.A.                                             542AR9811

Short-Intermediate

Government

Fund

Annual Report

November 30, 1998